EXHIBIT 4.01


  NUMBER                                                            SHARES
 KS                          KIDS STUFF, INC.


INCORPORATED UNDER THE LAWS                             CUSIP 49380U 10 0
 OF THE STATE OF DELAWARE
                                                       SEE REVERSE FOR
                                                       CERTAIN DEFINITIONS



THIS CERTIFIES THAT





is the owner of

              FULLY-PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK
                     OF THE PAR VALUE OF $.001 PER SHARE OF

-------------------------------- KIDS STUFF, INC.-----------------------------

transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney, upon surrender of this Certificate properly endorsed.
      This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.
      WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

                                KIDS STUFF, INC.
                                 CORPORATE SEAL
                                      1996
                                    DELAWARE
      EXECUTIVE VICE PRESIDENT                     CHIEF EXECUTIVE OFFICER

                                             [LANDSCAPED]

                                       COUNTERSIGNED AND REGISTERED
                                       AMERICAN STOCK TRANSFER & TRUST COMPANY
                                             (NEW YORK, N.Y.)     TRANSFER AGENT
                                                                  AND REGISTRAR
                                       By


                                                   AUTHORIZED OFFICER

                               (SEE REVERSE SIDE)

     THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUEST THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN  - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT -  ___________ Custodian _____________
                       (Cust)                 (Minor)
                under Uniform Gifts to Minors Act_________________
                                                     (State)

    Additional abbreviations may also be used though not in the above list.



FOR VALUE RECEIVED, _______________HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
[                                     ]
_______________________________________________________________________________

_______________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OR ASSIGNEE)


_______________________________________________________________________________

_______________________________________________ Shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _______________________________________________________________________

_______________________ Attorney to transfer the said stock on the books of the within named Corporation, with full power of substitution in the premises.


DATED _______________________________






                            ___________________________________________________

                            NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION (AS DEFINED IN RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934) WHICH MAY INCLUDE A COMMERCIAL BANK, TRUST COMPANY OR SAVINGS ASSOCIATION, CREDIT UNION OR MEMBER FIRM OF THE AMERICAN STOCK EXCHAGNE, NEW YORK STOCK EXCHANGE, PACIFIC STOCK EXCHANGE OR MIDWEST STOCK EXCHANGE.